UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      February 18, 2010

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11953	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed on Form 8-K filed on December 18, 2009, Willbros Group, Inc., a Delaware corporation (the “Registrant”, which term includes its predecessor Willbros Group, Inc., a Republic of Panama corporation), among other things, retrospectively adopted the provisions of FASB Staff Position No. APB 14-1.  In doing so, the Registrant incorrectly presented 4,971,792 shares associated with convertible debt in its diluted earnings per share calculation for the year ended December 31, 2008 and 5,318,146 for the three months ended December 31, 2007. The additional imputed interest expense incurred in connection with the adoption of APB 14-1 caused interest per convertible share to exceed basic earnings per share, thus causing the convertible debt to be anti-dilutive. This Form 8-K/A amends the Form 8-K filed on December 18, 2009 by amending Item 9.01 Financial Statements and Exhibits to exclude the impact of these convertible shares from the calculation of diluted earnings per share.

The impact of these changes have been made to the following sections to the current report on Form 8-K:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data,

The financial statement notes in Item 8 that were impacted by these changes  include:

Note	1	Summary of Significant Accounting Policies
	13	Income (Loss) Per Common Share
	16	Quarterly Financial Data

This amended report should be read in conjunction with the previously filed Form 8-K, the Registrant’s Form 10-K for fiscal 2008 and the Registrant’s subsequent filings.

Item 9.01.  Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:
	23.1	Consent of Grant Thornton LLP.
	23.2	Consent of GLO CPAs, LLLP.
	99.1*	Form 10-K Items 1 and 2. Business and Properties.
	99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.
	99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4
Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, with Reports of Grant Thornton LLP and GLO CPAs, LLLP.

__________________________
*	Previously filed with the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 18, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: February 18, 2010	By: /s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial
Officer (Principal Financial Officer and
Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Grant Thornton LLP.
23.2	Consent of GLO CPAs, LLLP.
99.1*	Form 10-K Items 1 and 2. Business and Properties.
99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2008, 2007, 2006, 2005 and 2004.
99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4
Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, with Reports of Grant Thornton LLP and GLO CPAs, LLLP.

_________________________
*	Previously filed with the Registrant’s Form 8-K filed with the Securities and Exchange Commission on December 18, 2009.

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